UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2010


                           TAMANDARE EXPLORATIONS INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    333-150419                26-1434750
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification Number)

          15 Fort York Blvd., Suite 4511, Toronto, ON, M5V 3Y4, Canada
              (Address of principal executive offices) (zip code)

                                 (800) 859-5766
              (Registrant's telephone number, including area code)

                   Seefeldstrasse 69, Zurich 8008 Switzerland
                (Former Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 14, 2010, Roger Gebert resigned as an officer and director of the Company. Additionally, effective January 14, 2010, Mark Lawson was appointed as President, Secretary, Treasurer, Chief Financial Officer, Chief Executive Officer and a Director of the Company.

There are no understandings or arrangements between Mr. Lawson and any other person pursuant to which he was appointed CEO and Director. Mr. Lawson presently does not serve on any Company committee. Mr. Lawson does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Mr. Lawson has never entered into a transaction, nor are there any proposed transactions, between Mr. Lawson and the Company.

MARK LAWSON: Mr. Lawson worked as an investment banker with Morgan Stanley in New York from 2005 until 2008 where he was involved in the execution of over $6 billion worth of mergers and acquisitions, $8 billion worth of debt offerings and $500 million of equity financings. Mr. Lawson was previously a Director of a boutique corporate finance firm in Toronto, Canada. He received his Bachelor of Arts in Statistical Sciences from The University of Western Ontario and his MBA from The Richard Ivey School of Business at the University of Western Ontario. Mr. Lawson is currently the President & CEO of New Global Ventures International Ltd., a company listed on the TSX Venture Exchange (the "TSX"), a director of Bradenburg Metals Corp., a CPC listed on the TSX Venture Exchange (the "TSX"), and EcoloCap Solutions Inc., which trades on the Over-the-Counter Bulletin Board (OTCBB) maintained by the Financial Industry Regulatory Authority.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TAMANDARE EXPLORATIONS INC.


Dated: January 19, 2010                   By: /s/ Mark Lawson
                                              ----------------------------------
                                          Name:  Mark Lawson
                                          Title: President

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